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                           MAVERICK TUBE CORPORATION




                                                        INVESTOR PRESENTATION

                                                        January, 2001

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Forward Looking Statements

These slides accompany an oral presentation by Maverick Tube Corporation and Prudential Steel Ltd., which, except for the historical information, contain forward-looking statements representing our expectations or beliefs about future events and financial performance. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including:

          oil and gas drilling activity;

          steel price volatility;

          domestic and foreign competitive pressures;

          fluctuations in industry-wide inventory levels;

          the presence or absence of governmentally imposed trade restrictions;

          asserted and unasserted claims; and

          those other risks and uncertainties described on Maverick's Proxy Statement dated August 11, 2000 filed by Maverick in connection with its business combination with Prudential Steel Ltd.

In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and Prudential and included in the slides might not occur. In addition, actual results could differ materially from those suggested by the forward-looking statements. Maverick and Prudential undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                                                             2
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Maverick Overview

        1.5 million tons of tubular products capacity

        Largest North American welded OCTG producer

        Largest Buyer of Hot Rolled Steel in North America

        Diverse operations with 10 mills and 5 locations

        Highly efficient and low cost operations

        Financially strong, positioned for growth

                                                                             3
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


Combined Company's Expanded
Prime Distribution Capabilities

          [Picture Graphic Omitted - Picture of United States with combined distribution capabilities from Calgary, Canada; Longview, WA; Beaver Falls, PA; Hickman, AR; Conroe, TX]

          [Pie graph omitted - demonstrates 25% industrial products and 75% energy products]

                                                                             4
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Historical Sales Volume

        [Graph Omitted - Tabular representation for EDGAR filing below]

                         Short Tons (000)


        1994            505

        1995            489

        1996            629

        1997            877

        1998            628

        1999            595

        2000            887

        2001*         1,001

Does not include the large diameter mill which will be fully operational in 2001.

* Estimated based on Raymond James research

                                                                             5
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Strong Combined Balance Sheet


                                   (In millions of US$, except for percentages)

                                              December 31, 2000
                                              -----------------

                                                Consolidated
                                                ------------

Working Capital                                     126.6

Total Assets                                        416.0

Total Debt                                           96.4

Shareholders' Equity                                282.4

Total Debt/Book Capitalization                       25.4


Raymond James Estimates


                                                                             6
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


Broader Product Lines

    Energy Products

    - new and reworked wells, transportation of oil and gas, and other products

         -    Casing                 1 1/2" thru 16"

         -    Tubing                 Carbon and alloy grades

         -    Line Pipe              Complete end finishing

         -    Couplings              HIC resistant products for sour gas service

         -    Premium connections    80 ft Line Pipe

     Industrial Products

     -   construction, agricultural and industrial equipment, and other products

         -    HSS                    1 1/2" - 12"

         -    Standard Pipe          Rounds, squares, rectangles

         -    Piling                 Custom products

         -    Cold drawn tubing      High tolerance products

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New 16" Mill Expands Market
Opportunities

          US Market Expands by 37%

          Further opportunities for Market growth in Canada

          Full size range will help sales of other products

          Already do business with target customers

          Capacity spread over 5 product areas throughout North America

          New Mill output should rise to generate a revenue rate of approximately $80 million by late 2001

                                                                             8
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Potential Merger Benefits

         Combined company becomes one of the largest purchasers of hot rolled steel in North America

         Opportunities to expand energy and industrial market share in US and Canada

         -  $10/ton reduction in steel costs = $.18/share EPS

         Are reducing Canadian Steel Cost by $60/Tons which reduces overall Steel Cost by $20/Ton

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MAVERICK TUBE CORPORATION


                                Business Overview

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U.S. Drilling Activity Has Reached 1997
Cycle Level

                                                         Source:  Baker Hughes

[Graph Omitted - Tabular representation for EDGAR filing below]


                                       Rigs Running

                              Gas Rigs            Oil Rigs
                              --------            --------

1Q95                              372                324
2Q95                              342                316
3Q95                              404                321
4Q95                              423                329

1Q96                              414                287
2Q96                              461                291
3Q96                              494                296
4Q96                              489                353

1Q97                              496                358
2Q97                              550                383
3Q97                              593                396
4Q97                              624                369

1Q98                              598                363
2Q98                              584                276
3Q98                              557                235
4Q98                              504                188

1Q99                              434                119
2Q99                              396                128
3Q99                              530                118
4Q99                              625                148

1Q00                              615                156
2Q00                              646                199
3Q00                              776                204
4Q00                              844                231

12/29/00 = 1,114 [Gas, Oil and other Rigs]

                                                                            11
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Strong Canadian Drilling Levels Expected
in 2000/2001 Drilling Season

[Graph Omitted - Tabular representation for EDGAR filing below]


                                    Canadian Rigs Running

                      1995     1996     1997     1998     1999     2000
                      ----     ----     ----     ----     ----     ----

FQ1                    327      338      395      469      283      469

FQ2                    153      145      258      177      102      216

FQ3                    222      275      400      205      257      313

FQ4                    228      320      443      202      336      380

12/22/00 = 456

Source: Baker Hughes

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

US Oil Prices and Oil Drilling

                                    Source:  Baker Hughes, Spears & Associates

[Graph Omitted - Tabular representation for EDGAR filing below]

                                                    U.S.
                         US Oil Rigs             Oil Prices
                       (Rigs Drilling)          (WT 1 $/BBL)
                      ---------------           -----------

1Q95                         352                  $18.41
2Q95                         324                  $19.35
3Q95                         316                  $17.89
4Q95                         321                  $18.16

1Q96                         329                  $19.61
2Q96                         287                  $21.63
3Q96                         291                  $21.94
4Q96                         296                  $24.65

1Q97                         353                  $23.46
2Q97                         358                  $19.92
3Q97                         383                  $19.73
4Q97                         396                  $20.22

1Q98                         369                  $16.08
2Q98                         363                  $14.77
3Q98                         276                  $14.13
4Q98                         235                  $13.09

1Q99                         188                  $13.09
2Q99                         119                  $17.68
3Q99                         128                  $21.59
4Q99                         118                  $24.30

1Q00                         148                  $28.88
2Q00                         156                  $29.04
3Q00                         199                  $30.62
4Q00                         204                  $32.10

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US Gas Prices and Gas Drilling

[Graph Omitted - Tabular representation for EDGAR filing below]

                                    Source:  Baker Hughes, Spears & Associates

                               U.S.                          U.S.
                             Gas Rigs                     Gas Prices
                         (Rigs Drilled)                    ($/MCF)
                         --------------                   ----------

1Q95                          372                          $1.36
2Q95                          342                          $1.46
3Q95                          404                          $1.40
4Q95                          423                          $1.84

1Q96                          414                          $2.79
2Q96                          461                          $2.19
3Q96                          494                          $2.04
4Q96                          489                          $2.88

1Q97                          496                          $2.59
2Q97                          550                          $2.04
3Q97                          593                          $2.37
4Q97                          624                          $2.80

1Q98                          598                          $2.11
2Q98                          584                          $2.18
3Q98                          557                          $1.96
4Q98                          504                          $1.87

1Q99                          434                          $1.73
2Q99                          396                          $2.14
3Q99                          530                          $2.49
4Q99                          625                          $2.45

1Q00                          615                          $2.53
2Q00                          646                          $3.53
3Q00                          776                          $4.44
4Q00                          844                          $6.21

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

Total Wells

[Graph Omitted - Tabular representation for EDGAR filing below]

                                    Source:  Baker Hughes, Spears & Associates


                        Total Oil Wells -            Total Gas Wells -
                         US and Canada                 US and Canada
                        -----------------            -----------------

1Q95                         2,704                         3,225
2Q95                         3,159                         2,999
3Q95                         3,438                         2,902
4Q95                         3,135                         2,798

1Q96                         2,917                         3,392
2Q96                         3,211                         3,267
3Q96                         4,033                         3,530
4Q96                         4,327                         3,735

1Q97                         3,871                         3,780
2Q97                         4,276                         3,442
3Q97                         5,252                         4,275
4Q97                         4,745                         4,266

1Q98                         4,166                         3,873
2Q98                         3,103                         3,835
3Q98                         2,645                         3,890
4Q98                         1,895                         3,535

1Q99                         1,360                         4,098
2Q99                         1,342                         3,778
3Q99                         1,813                         4,483
4Q99                         2,412                         5,292

1Q00                         2,766                         4,926
2Q00                         2,911                         5,451
3Q00                         3,330                         6,515
4Q00                         3,669                         6,919



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OCTG Consumption per Rig Rising
Sharply


          Consumption per Rig up 16% since 1995

          Usage higher due to . . .

          -   Completion percentage up from 76% to 80%

          -   Developmental drilling strong at current prices

          -   Faster drilling speeds

          -   Higher percentage of Gas wells


          1995 -  723 Avg. Rigs = 1.5 million Tons of consumption

          2000 -  917 Avg. Rigs = 2.2 million Tons of consumption

          2001 - 1150 Avg. Rigs = 2.9 million Tons of consumption*


*  Per Raymond James estimates
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

North American vs.
International Rig Count

[Graph Omitted - Tabular representation for EDGAR filing below]

                                                         Source:  Baker Hughes
                      North
                     America              International
                      (Rigs)                 (Rigs)
                     -------              -------------

1Q96                  1,049                    780
2Q96                    909                    794
3Q96                  1,077                    801
4Q96                  1,146                    798

1Q97                  1,251                    804
2Q97                  1,189                    812
3Q97                  1,389                    809
4Q97                  1,448                    809

1Q98                  1,426                    811
2Q98                  1,039                    798
3Q98                    999                    728
4Q98                    890                    682

1Q99                    842                    620
2Q99                    628                    597
3Q99                    894                    565
4Q99                  1,051                    571

1Q00                  1,250                    576
2Q00                  1,051                    629
3Q00                  1,294                    694
4Q00                  1,419                    714


International drilling expected to rise 20% in 2001.

                                                                            17
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U.S. OCTG Imports

                                  Source:  U.S. Census Bureau, Mgmt. Estimates

[Graph Omitted - Tabular representation for EDGAR filing below]

                                                            Import
                                    Import                  Market
                                  Tons (000)                Share
                                  ------------             -------

1Q95                               52,829                     13%
2Q95                               63,014                     14%
3Q95                               28,319                      7%
4Q95                               36,235                      8%

1Q96                               40,550                      9%
2Q96                               50,628                     10%
3Q96                               64,025                     12%
4Q96                               58,259                     13%

1Q97                               97,275                     18%
2Q97                               94,142                     17%
3Q97                              110,342                     15%
4Q97                              107,251                     19%

1Q98                              115,194                     20%
2Q98                               93,041                     23%
3Q98                               86,952                     17%
4Q98                               47,969                     13%

1Q99                               26,354                      9%
2Q99                               25,736                      9%
3Q99                               34,956                      9%
4Q99                               83,124                     17%

1Q00                              136,086                     28%
2Q00                              178,260                     31%
3Q00                              196,551                     30%
4Q00                              193,843                   28.6%

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

U.S. OCTG Industry Inventory and
Months of Supply

                           Source:  Duane Murphy & Associates, Mgmt. Estimates


                             OCTG Inventory        Months'
                             (Tons (000))          Supply
                             ------------        -----------

1Q95                           728,000                5.4
2Q95                           693,697                4.6
3Q95                           683,035                4.8
4Q95                           698,035                4.6

1Q96                           725,035                4.6
2Q96                           739,035                4.4
3Q96                           763,035                4.2
4Q96                           782,034                5.3

1Q97                           854,034                4.8
2Q97                         1,027,034                5.4
3Q97                         1,062,034                4.4
4Q97                         1,131,034                6.1

1Q98                         1,196,034                6.4
2Q98                         1,279,377                9.5
3Q98                         1,128,377                6.8
4Q98                           975,377                8.1

1Q99                           909,377                9.6
2Q99                           830,000                8.3
3Q99                           758,000                6.0
4Q99                           773,000                4.8

1Q00                           874,000                5.4
2Q00                           994,000                5.1
3Q00                         1,075,000                5.0
4Q00                         1,112,500                4.9


*4Q includes December estimate
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US OTG Market Analysis

Date       Shipments      Exports      Imports        Consumption    Inventory

1994       1,635,485      228,527      331,869         1,563,816     1,142,844
1995       1,610,850      274,223      180,397         1,498,295     1,131,573
1996       2,030,205      300,659      231,462         1,726,152     1,396,429
1997       2,563,022      294,178      411,826         2,394,120     1,632,979
1998       1,515,720      245,099      343,156         2,123,613     1,173,143
1999       1,197,057      156,349      170,170         1,443,009       941,012
Jan-00       171,473       16,839       27,870           145,392       978,124
Feb-00       155,039       18,989       51,582           144,596     1,021,160
Mar-00       179,040        8,946       56,634           148,498     1,099,390
Apr-00       168,281        9,309       57,944           156,331     1,159,975
May-00       177,970        9,235       60,963           165,004     1,224,669
Jun-00       188,340        9,114       59,353           181,173     1,282,075
Jul-00       187,260       13,156       80,444           196,838     1,339,785
Aug-00       187,335       15,000       75,000           202,335     1,384,785
Sep-00       188,335       12,817       75,334           208,075     1,427,562
Oct-00       178,335       23,364       71,334           220,375     1,433,492
Nov-00       163,335       21,013       65,334           234,000     1,407,148
Dec-00       148,335       22,708       59,334           236,250     1,355,859
2000       2,093,078      180,490      741,126         2,238,867     1,356,959
2001       2,400,020      236,594    1,008,008         2,913,230     1,614,063
2002       2,640,022      287,438    1,108,809         3,193,750     1,714,064
2003       2,904,024      413,910    1,207,238         3,449,250     1,814,064


*Raymond James Estimates

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

U.S. Domestic Shipments And
Maverick's Selling Prices

                                Source:  Historical Data, Management Estimates

[Graph Omitted - Tabular representation for EDGAR filing below]

                           Domestic
                          Shipments               Prices
                         (Tons (000))            ($/Ton)
                          ----------             --------

1Q96                         436                   663
2Q96                         447                   649
3Q96                         492                   652
4Q96                         386                   656

1Q97                         449                   668
2Q97                         590                   681
3Q97                         597                   698
4Q97                         464                   717

1Q98                         485                   736
2Q98                         368                   724
3Q98                         231                   669
4Q98                         131                   630

1Q99                         148                   577
2Q99                         151                   542
3Q99                         226                   536
4Q99                         376                   559

1Q00                         402                   618
2Q00                         472                   637
3Q00                         480                   658
4Q00                         488                   677

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Maverick Steel Purchase Costs

[Graph Omitted - Tabular representation for EDGAR filing below]

                                Source:  Historical Data, Management Estimates

                         Steel Purchase                Steel Cost
                             Costs                     of Sales
                             $/Ton                       $/Ton
                         --------------                ----------

F1Q95                        $340                        $351
F2Q95                         357                         345
F3Q95                         345                         340
F4Q95                         320                         319

F1Q96                         311                         305
F2Q96                         314                         315
F3Q96                         326                         320
F4Q96                         325                         327

F1Q97                         336                         327
F2Q97                         336                         331
F3Q97                         323                         330
F4Q97                         324                         324

F1Q98                         318                         311
F2Q98                         311                         305
F3Q98                         308                         306
F4Q98                         295                         285

F1Q99                         272                         271
F2Q99                         258                         265
F3Q99                         257                         261
F4Q99                         294                         287

F1Q00                         297                         292
F2Q00                         299                         299
F3Q00                         299                         299
F4Q00                         253                         296

F1Q01*                        235                         270
F2Q01*                        235                         250


F4Q00 (Repl. Cost)  $235.00

* Estimate
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


 Conclusions

        The Maverick / Prudential combination creates a stronger company with minimal redundancy

        Strong commodity prices and drilling activity expected to provide near-term earnings growth

        Larger market capitalization and broader shareholder base improves liquidity and capital access

        Combined company is well positioned to pursue future growth opportunities

        New Large Mill increases the company's earning power

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                           MAVERICK TUBE CORPORATION